                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 13, 2003

                                 Date of Report
                        (Date of Earliest Event Reported)

                             Everlast Worldwide Inc.

             (Exact Name of Registrant as Specified in its Charter)

      Delaware                         0-25918                        13-3672716
-------------------------       ----------------------       ----------------------------
  (State or Other                    (Commission                    (IRS Employer
  Jurisdiction of                   File Number)                 Identification No.)
   Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
               ---------------------------------------------------
                     (Address of Principal Executive Office)

                                 (212) 239-0990
                         --------------------------------
                         (Registrant's telephone number,
                              including area code)

                   -------------------------------------------
                   (Former Name, if Changed Since Last Report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits:

99.1        Press release of Everlast  Worldwide  Inc.  dated  November 13, 2003 announcing  results of operations  and  financial  condition for its fiscal 2003 third quarter ended September 30, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On  November  13,  2003,  Everlast  Worldwide  Inc.  announced  its  results  of operations  and  financial  condition  for its fiscal 2003 third  quarter  ended
September  30,  2003.  Attached  hereto as  Exhibit  99.1 is a copy of the press release.

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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            EVERLAST WORLDWIDE INC.

November 14, 2003                           By: /s/ Matthew F. Mark
                                               ---------------------------------
                                                Name:  Matthew F. Mark
                                                Title: Chief Financial Officer